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As filed with the Securities and Exchange Commission on April 16, 2004

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐    PRE-EFFECTIVE AMENDMENT NO.
☐    POST-EFFECTIVE AMENDMENT NO.

PROSPECT STREET ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street, 44th Floor
New York, NY 10016
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 448-0702

John F. Barry III
M. Grier Eliasek
c/o Prospect Street Capital Management, LLC
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702
(Name and Address of Agent for Service)

Copies of information to:

Margery K. Neale Thomas J. Friedmann Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069 (212) 848-4000	Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415 (202) 383-0100

        Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

        It is proposed that this filing will become effective (check appropriate box):
☐    when declared effective pursuant to section 8(c).

        If appropriate, check the following box:
☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee

Common Stock, $0.001 par value per share			$$207,000,000	$26,226.90

(1)
Estimated solely for the purpose of determining the registration fee.
(2)
Includes the amount of shares issuable pursuant to the underwriters' over-allotment option.

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated            , 2004

[    ] Shares

Prospect Street Energy Corporation

Common Stock

        Prospect Street Energy Corporation is a newly organized investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940.

        We are a financial services company that will primarily lend to and invest in middle market private companies in the energy-related industry. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We will strive to achieve our investment objective by providing flexible financial solutions for our portfolio companies. Our investments may be structured as secured and unsecured senior and subordinated loans, as well as equity securities such as common and preferred stock, convertible securities, warrants and options. We are a non-diversified investment company within the meaning of the 1940 Act.

        Prospect Street Capital Management, LLC will manage our investments and Prospect Street Administration, LLC will provide the administrative services necessary for us to operate.

        Because we are newly organized, our shares have no history of public trading. We intend to apply to list our common stock on The Nasdaq National Market under the symbol "PSEC."

        See "Risk Factors" on page 11 in this prospectus to read about factors you should consider before buying shares of our common stock. Please read this prospectus before you invest and keep it for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss to purchasers in this offering.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total

Public offering price	[$]	[$]

Sales load (underwriting discounts and commissions)(1)	[$]	[$]

Proceeds, before expenses, to us(2)	[$]	[$]

(1)
Excludes 0.25% of the gross proceeds, or $            in the aggregate, not to exceed $500,000, payable by us to Ferris, Baker Watts, Incorporated for financial advisory services.

(2)
We estimate that we will incur approximately $[    ] in expenses in connection with this offering.

        The underwriters will reserve up to [                        ] shares for sale to our directors and officers and to employees and members of Prospect Street Capital Management, LLC. The underwriters have a 30-day option to purchase up to [                        ] additional shares of common stock at the public offering price less the sales load to cover over-allotments, if any. If the underwriters exercise this option in full, the total public offering price will be [$                        ], the total sales load will be [$            ] and the total proceeds to us, before expenses, will be [$                        ].

        The underwriters are offering the common stock as set forth in "Underwriting." The shares will be ready for delivery on or about [    ], 2004.

Ferris, Baker Watts
Incorporated

The date of this prospectus is                        , 2004

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our" and "Prospect Street Energy" refer to Prospect Street Energy Corporation; "Prospect Street Capital Management" or the "investment adviser" refers to Prospect Street Capital Management, LLC; "Prospect Street Administration" refers to Prospect Street Administration, LLC; and "Prospect Street" refers to the affiliated present and predecessor companies of Prospect Street Capital Management, LLC.

The Company

        Prospect Street Energy Corporation is a newly organized business development company under the Investment Company Act of 1940, or the "1940 Act." We intend to focus on energy-related companies (as defined below) and will invest, under normal circumstances, at least 80% of our net asset value in these companies. We are a non-diversified company within the meaning of the 1940 Act.

        We intend to concentrate on making investments in energy-related companies having annual revenues of less than $250 million and in transaction sizes of less than $100 million, which we refer to as "target" or "middle market" companies. In most cases, these middle market companies will be privately-held or will have thinly traded public equity securities at the time we invest in them.

        While energy-related companies are broadly defined, we intend to protect our investment interests by using asset lending techniques to invest in asset intensive energy-related companies. We will not invest directly in any energy-related company with its principal business exclusively in (1) oil and gas exploration, (2) speculative development or (3) speculative trading in oil, gas and/or other commodities.

Industry Overview

        The energy-related industry is a cornerstone of the economy upon which other industries depend. The energy-related industry is the third largest industry group in the United States. The direct energy value chain (as defined below) generated annual revenues of approximately $740 billion in the U.S. in 2003, and its total U.S. asset value exceeded $1 trillion at the end of 2003. The demand for energy has grown steadily over the past century and is projected to continue to grow steadily in the current century.

        The energy-related industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as "energy-related companies" and assets in these companies as "energy-related assets." The categories of energy-related companies in this chain are illustrated below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

  •
  Upstream businesses find, develop and extract energy resources, including natural gas, crude oil, coal and agricultural products, which are typically from geological reservoirs found underground or offshore.

  •
  Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

  •
  Downstream businesses include the power and electricity segment as well as businesses that market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Energy-related Industry:

        While the aggregate size of the energy-related revenues and asset base is large, we believe that the numerous companies in this industry, as well as the fragmented nature of assets within such companies, create significant opportunities for middle market investment. There are over 6,000 middle market companies in the direct energy value chain in the United States. In addition, assets within larger companies as well as companies that do significant business with the direct energy value chain, including manufacturers, distributors, service providers, and technology providers, add to the number of potential middle market investment opportunities in the energy-related industry. Government and industry association statistics indicate that in the United States, there are currently more than 260,000 natural gas wells, 310,000 oil wells, 61,000 oil and gas fields, 2,000 active well service rigs, 5,000 independent oil and gas producers, 410 natural gas storage fields, 140 major pipelines, 1,400 coal mines, 13,500 propane storage points, 16,400 power generation units, 800 power marketers, 230 investor-owned electric utilities and 150 investor-owned gas utilities. To a greater extent than in other industries, the energy-related industry offers opportunities to invest in asset-intensive companies as well as in the assets themselves.

Market Opportunity

        We intend to invest primarily in the energy-related industry. We believe this industry offers an attractive area for investment due to a variety of factors:

  •
  Large industry with substantial capital requirements. The direct energy value chain in the United States generated annual revenues in excess of $740 billion in the United States in 2003 and, in terms of total asset value, exceeded $1 trillion as of December 31, 2003. By these measures, the energy-related industry ranked third in size among industry groups in the United States in 2003.

  •
  Financial distress of large public energy companies, particularly power companies, has created investment opportunities in the energy-related industry.

    •
    Since the end of 2001, slower general economic growth, weak financial markets, higher natural gas prices, flat or lower electricity prices, excessive use of financial leverage and other factors have depressed financial results for many merchant power companies and their unregulated utility owners, leading to a decrease in investment and financial distress. After the collapse of Enron Corp. in November 2001, new investment in power generating infrastructure has declined.

    •
    In 2002 and 2003, the credit ratings of several large merchant power companies deteriorated. Deteriorating credit ratings led to increased collateral requirements and, in some cases, defaults under existing credit facilities and public debt securities.

    •
    We expect that many energy-related companies will continue to divest of some assets to obtain additional liquidity, which should increase the volume of energy-related assets available for sale.

  •
  Lending to the energy-related industry offers greater asset security and more recurring cash flows than lending to many other industries. Many energy businesses generate steady, recurring cash flows. Because of the capital-intensive nature of many energy businesses, we believe that these businesses offer attractive collateral and security for debt investments. We generally intend to invest in portfolio companies as close as possible to tangible operating assets where we believe the operating value resides.

  •
  We believe that the energy-related industry is underserved by existing capital sources providing an opportunity for other sources of capital to invest on favorable terms. We believe that existing sources of private equity and mezzanine debt tend to invest less in the energy-related industry than would be expected given the size of this industry. Historically before deregulation, many energy-related businesses have been subject to substantial governmental regulation and regulated returns on investment, which we believe may have limited the attractiveness of such investments. During the last five years, many owners and traditional buyers of energy assets have experienced financial difficulties, causing them to become net sellers of energy assets. During the same time period, a number of energy mezzanine lenders, many of whom were affiliates or subsidiaries of energy companies, have curtailed new lending activities, or have ceased conducting new business. In addition, we believe that many private equity firms decline to invest in energy-related investments because they lack the expertise, relationships or transaction flow, their agreements exclude energy investing or for other reasons. As a result, we believe there will continue to be opportunities for us to invest in this industry on favorable terms.

  •
  We believe that the middle market, particularly in the energy industry, is an attractive area for our investment. We intend to focus our investments in energy-related middle market companies, which we believe offer significant lending opportunities. For example, in the upstream sector of the U.S. oil and gas business, there are more than 5,000 companies, of which fewer than 200 have publicly listed securities. Many potential capital providers focus only on transaction sizes of greater than $100 million due to the large sizes of their capital pools.

  •
  We believe that the incentive structures often employed by private capital managers can add significant value to energy-related investing. Various segments of the energy-related industry have in the past been heavily regulated or dominated by large public companies. We believe that the compensation arrangements of managers in such companies often did not create adequate incentives for such managers to achieve strong financial performance. As a result, we believe that the introduction of private capital management incentive structures, such as stock options and bonuses based upon the achievement of short- and long-term financial goals, can improve financial performance and profitability in the energy-related industry.

Competitive Advantages

        We believe that we have the following competitive advantages over other capital providers in energy-related middle-market companies and assets:

  •
  We believe that our management's investment experience offers a competitive advantage. The investment professionals of Prospect Street have experience investing at all levels of portfolio company balance sheets, from senior debt to common equity and warrants. The investment professionals of Prospect Street Capital Management, our investment adviser, have more than 100 years of combined energy investment experience, and we expect that Prospect Street Capital Management will hire additional investment professionals as we grow. Because Prospect Street Energy is currently the only Prospect Street investment vehicle actively engaged in making new investments, we believe the investment professionals of Prospect Street will focus more on our investments than they otherwise would if Prospect Street were also making new investments on behalf of other funds, which is the case for many of our competitors. Prospect Street Capital Management, our investment adviser, is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience in the energy-related industry.

  •
  Our focus on energy-related companies should provide a competitive advantage over a generalized investment approach. We intend to concentrate our investments in energy-related companies. We are currently aware of no other business development companies that concentrate exclusively on the energy-related industry, and we are aware of only a limited number of private equity and mezzanine financing sources that focus on energy-related transactions.

  •
  Our focus on middle-market companies should provide a competitive advantage. We believe that transactions for companies and assets with values in excess of $100 million are more likely to involve professionally managed auctions, resulting in higher asset prices than would typically be obtained in negotiated transactions. As a result, large transaction sizes often achieve higher valuations and lead to lower returns. By focusing on smaller, middle market transactions, we expect to benefit from forces that favor middle market investing including more negotiated transactions as a percentage of all transactions,, less competition and better pricing, better terms and risk adjusted returns.

  •
  We believe that our focus on unique and irreplaceable assets will provide a competitive advantage. We actively look to invest in companies owning unique and irreplaceable assets of strategic value to major energy-related companies. Generally, these assets are valuable because of their unique locations, such as at the intersections of pipelines or transmission lines, or where there has been a shortage of energy or power for an extended period of time.

  •
  We believe that our focus on investing at low multiples of cash flow will provide a competitive advantage. Ideally, we seek to invest in transactions at low multiples of historic, recurring cash flow. Because of recent financial distress and limited competition from other buyers in the energy-related industry, we believe that we can purchase companies or assets at lower multiples of cash flow in the energy-related industry than in other industries. We believe that investing at low multiples of cash flow reduces risk, enhances total investment returns, increases current investment returns prior to exit, and facilitates exits on attractive terms. We do not intend to invest in companies or assets at unacceptably high ratios of price to cash flow.

  •
  We believe that investing in tangible assets at a discount to book value or replacement cost will be a competitive advantage. Because of the financial distress of the energy-related industry and limited competition from other investors, we believe that we can make energy-related investments at a discount to the book value or the replacement cost of tangible assets more readily than in other industries. We believe that investing at a discount to the book value of tangible assets reduces risk, enhances total investment returns and facilitates exits on attractive terms.

  •
  We believe we will have a cost of capital advantage compared to other mezzanine and equity investors. As a business development company, our cost of capital should be lower than both public and private companies that pay taxes and private sources of capital that offer their investors less liquidity. While we do not intend to compromise our investment standards by overpaying for equity values or underpricing our mezzanine investment terms, we expect our cost of capital advantage will allow us to compete effectively where we face competition for transactions.

  •
  We believe that our ability to offer customized financing arrangements is a competitive advantage. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. We can be flexible with our investment criteria, transaction structures, timing and the types of securities in which we invest. We will have the ability to offer customized financing arrangements for our portfolio companies.

  •
  We believe our flexible approach in investing across the various sub-sectors of the energy-related industry will provide a competitive advantage and diversify our investment risk. Unlike some of our competitors whose investments in the energy-related industry are limited to only one or a few sub-sectors, such as power generation, we intend to invest across the energy value chain in upstream, midstream and downstream companies, as well as in companies that sell products and services to, or acquire products and services from, the direct energy value chain. We believe this approach will allow us to take advantage of opportunities as they arise in each sub-sector of the energy-related industry and diversify the investment risk associated with a particular energy sub-sector.

  •
  We believe we have a competitively advantaged transaction sourcing network. We believe that, through the investment professionals of Prospect Street, our investment adviser, and directors, we benefit from extensive personal networks that should generate attractively priced energy-related investment opportunities. These relationships include management teams of energy-related businesses, developers and public and private companies, as well as private equity funds, mezzanine funds, commercial banks, insurance companies, investment banks, law, consulting and accounting firms, and other sources.

  •
  We believe that our incentive compensation structure will provide a competitive advantage. We generally make investments in energy-related companies and assets through partnerships with the managers of these companies or their assets. In most cases, these managers have first-hand knowledge about the portfolio companies or assets and also know the best terms on which such companies or assets can be purchased. We generally offer managers performance-based compensation to induce them to bring active transactions to us and to achieve higher performance. As a result, we believe that we will have a competitive advantage over our competitors who do not offer incentive compensation structures to management.

  •
  We believe our longer investment horizon is an attractive attribute of our publicly traded model. We believe that our flexibility to make investments with a longer term view and without the scheduled capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Our Structure

  About Prospect Street

        Prospect Street is a private investment firm with offices in New York and Houston founded in 1988 by former senior managers of Merrill Lynch & Co. The senior investment professionals of Prospect Street have more than 100 years of combined energy and finance experience. Since its inception, Prospect Street has invested more than $1.5 billion in multiple asset classes, including bridge loans, senior secured debt, senior unsecured debt, private mezzanine debt, publicly traded high-yield debt and public and private equity, using both private partnership and publicly traded closed-end structures. As all prior committed Prospect Street investment vehicles have been fully invested and liquidated, Prospect Street Energy is currently the only Prospect Street investment vehicle actively engaged in making new investments.

  About Prospect Street Capital Management

        Prospect Street Capital Management will manage our investments as our investment adviser. Prospect Street Capital Management is a newly formed investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory agreement, we have agreed to pay Prospect Street Capital Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance.

        Our headquarters are located at 10 East 40th Street, 44th Floor, New York, New York 10016, and our telephone number is (212) 448-0702.

The Offering

Common stock offered by us
[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over- allotment option granted to the underwriters. The underwriters will reserve up to [ ] shares for sale to our directors and officers and to employees and members of Prospect Street Capital Management.
Common stock to be outstanding after this offering	[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over- allotment option granted to the underwriters.
Use of proceeds
We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We expect that substantially all of the net proceeds of this offering will be invested within 18 months after the completion of this offering. However, we can offer no assurance that we will be able to achieve this goal. Since investments in senior loans may be made more quickly than investments in mezzanine loans or dividend-paying equity securities, we anticipate that our portfolio will initially and temporarily consist primarily of senior loans that are liquid and generate yields in excess of money market rates. Within 18 months, however, we expect that our portfolio will include primarily mezzanine loans and/or dividend-paying equity securities. Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Use of proceeds."
Dividends
We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our board of directors. To the extent prudent and practicable, with respect to the period ended December 31, 2004, we intend to declare our first dividend no later than December 31, 2004, and thereafter, we intend to declare and pay dividends on a quarterly basis. See "Dividends."
Taxation
We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC and obtain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Dividends."

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then cash dividends to stockholders will be automatically reinvested in additional shares of our common stock, unless such stockholders specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend reinvestment plan."
Proposed Nasdaq National Market symbol	"PSEC"
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade at prices above, at or below our net asset value.
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description of our capital stock."
Management arrangements
Prospect Street Capital Management will serve as our investment adviser. Prospect Street Administration will serve as our administrator. For a description of Prospect Street Capital Management, Prospect Street Administration, and our contractual arrangements with these companies, see "Management—Investment advisory agreement," and "—Administration agreement."
Available information
After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's Internet website at http://www.sec.gov.
Risk factors
See "Risk factors" beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Fees and Expenses

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Prospect Street Energy," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Prospect Street Energy.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7	%(1)
Offering expenses borne by us (as a percentage of offering price)	[ ]	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	[ ]	%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00	%(4)
Incentive fees payable under investment advisory agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(5)
Interest payments on borrowed funds.	None	(6)
Other expenses.	[ ]	%(7)
Total annual expenses (estimated)	[ ]	%(4)(7)

(1)
The sales load (underwriting discounts and commissions) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. In addition, we have agreed to pay Ferris, Baker Watts, Incorporated a financial advisory fee of 0.25% of the gross offering proceeds, not to exceed $500,000.

(2)
Amount reflects estimated offering expenses of approximately [$    ].

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
Our management fee is based on our gross assets. See "Management—Investment advisory agreement" and footnote 5 below.

(5)
Based on our current business plan, we do not expect to invest fully the net proceeds from this offering during our first year of operations, and we expect that we will not have any capital gains and we expect that we will have an amount of interest and dividend income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management—Investment advisory agreement."

(6)
We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt. However, assuming we borrow for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	[ ]%
Other expenses	[ ]%
Total annual expenses (estimated)	[ ]%
(7)
Includes estimated organizational expenses of [$    ] (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Prospect Street Administration in performing its obligations under the administration agreement. See "Management—Administration agreement."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year		3 years		5 years		10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[ ]	$	[ ]	$	[ ]	$	[ ]

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend reinvestment plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

        Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating To Our Business and Structure

  We are dependent upon Prospect Street Capital Management's key management personnel for our future success.

        We will depend on the diligence, skill and network of business contacts of the senior management of Prospect Street Capital Management. We will also depend, to a significant extent, on our investment adviser's access to the investment professionals of Prospect Street and the information and deal flow generated by the Prospect Street investment professionals in the course of their investment and portfolio management activities. For a description of the senior management team, see "Management." The senior management team will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service of the senior management team, particularly John F. Barry III, the chairman and chief executive officer of Prospect Street Capital Management, and M. Grier Eliasek, the president and chief operating officer of Prospect Street Capital Management. The departure of any of the senior managers of Prospect Street Capital Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Street Capital Management will remain our investment adviser or that we will continue to have access to Prospect Street's investment professionals or its information and deal flow.

  Our investment adviser and its senior management have no experience managing a business development company under the Investment Company Act of 1940.

        The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser's and its senior management's lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies will differ in some ways from those of other private funds that have been managed by the Prospect Street investment professionals. Accordingly, we can offer no assurance that Prospect Street Energy will replicate Prospect Street's historic results, and we caution you that our investment returns could be substantially lower than the historical returns achieved by Prospect Street.

  We are a new company with no operating history.

        We were incorporated in April 2004 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero. We anticipate that it may take us at least 18 months to invest substantially all of the net proceeds of this offering. During this period, we will invest in temporary investments, such as senior bank loans, cash and cash equivalents, which we expect may earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in subordinated debt and dividend-paying equity investments. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

  Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

        Prospect Street Capital Management is a newly formed investment adviser, and Prospect Street Energy is a newly organized company. As such, each entity is subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company under the 1940 Act. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment management team's ability to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will largely be a function of our management team's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and Prospect Street Capital Management will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

  We operate in a highly competitive market for investment opportunities.

        A large number of entities will compete with us to make the types of investments that we plan to make in target energy-related companies. We will compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

  Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock (1) if our board of directors determines that such sale is in the best interests of us and our stockholders, and (2) our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any sales load).

        In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses because the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

  If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

        To maintain our qualification as a regulated investment company, or "RIC," under the Internal Revenue Code of 1986, or the "Code," and obtain RIC tax treatment, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Regulation—Senior securities" and "Material U.S. federal income tax considerations."

  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount. These amounts may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. While we intend to focus primarily on investments generating a current cash return, our investment portfolio may also include securities that pay some or all of their return not in periodic current cash distributions.

        The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

        Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to obtain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus be subject to corporate-level income tax. See "Material U.S. federal income tax considerations—Taxation as a RIC."

  If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

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  We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

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  Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

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  It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

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  We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

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  Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

  If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

  Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. We may also be required to value any publicly-traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the determinations of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

  The lack of liquidity in our investments may adversely affect our business.

        We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Prospect Street has material non-public information regarding such portfolio company.

  We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy business, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

  Potential conflicts of interest could impact our investment returns.

        Our executive officers and directors, and the executive officers of our investment adviser, Prospect Street Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. The investment focus of any new entity managed by Prospect Street Capital Management or its affiliates will likely be different from ours. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us, although Prospect Street Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner. If Prospect Street Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Street Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of our investing activities, we will pay management and incentive fees to Prospect Street Capital Management, and will reimburse Prospect Street Capital Management for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. As a result of this management agreement, there may be times when the management team of Prospect Street Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

        Prospect Street Capital Management will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or Prospect Street Capital Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Prospect Street Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

        The part of the incentive fee payable by Prospect Street Energy that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure could give rise to a conflict of interest for our investment adviser to the extent that it may encourage the investment adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We will enter into a royalty-free license agreement with Prospect Street. Under this agreement, Prospect Street will agree to grant us a non-exclusive license to use the name "Prospect Street." Under the license agreement, we will have the right to use the "Prospect Street" name for so long as Prospect Street Capital Management or one of its affiliates remains our investment adviser. In addition, we will rent office space from Prospect Street Administration, an affiliate of Prospect Street Capital Management, and pay Prospect Street Administration our allocable portion of overhead and other expenses incurred by Prospect Street Administration in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which may create conflicts of interest that our board of directors must monitor.

  Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see "Regulation."

Risks Related To Our Investments

  We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience.

  Our portfolio may be concentrated in a limited number of portfolio companies in the energy-related industry, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its securities that we hold or if the energy-related industry experiences a downturn.

        We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. In addition, we intend to concentrate in the energy-related industry and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in energy-related companies. As a result, a downturn in the energy-related industry could materially adversely affect us.

  The energy-related industry is subject to many risks.

        We intend to concentrate our investments in the energy-related industry. The revenues, income (or losses) and valuations of energy-related companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

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  Commodity Pricing Risk. While we do not intend to invest in companies that accept completely unhedged commodity risk, energy-related companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy-related companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy-related companies' ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we intend to require adherence to strict risk controls, including appropriate commodity and other hedges, by each of our portfolio companies, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness.

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  Regulatory Risk. The profitability of energy-related companies could be adversely affected by changes in the regulatory environment. The businesses of energy-related companies are heavily regulated by federal, state and local governments in diverse matters, such as the way in which energy assets are constructed, maintained and operated and the prices energy-related companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy-related company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy-related companies' profitability will be positive.

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  Production Risk. The profitability of energy-related companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy-related companies and, therefore, their ability to pay debt or dividends. In recent months, OPEC has twice announced a cut in production quotas even though oil prices are near record highs in the United States.

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  Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy-related companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

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  Depletion and Exploration Risk. A portion of any one energy-related company's assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company's ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. In addition, exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

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  Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy-related companies.

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  Operational Risk. Energy-related companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate, failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy-related companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy-related companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

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  Competition Risk. The progress in deregulating energy markets has created more competition in the energy-related industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor's development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

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  Valuation Risk. Since mid-2001, there has been excess power generation capacity in certain regions of the United States, causing substantial decreases in the market capitalization of many energy-related companies. While such prices have recovered to some extent in recent months, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy-related company valuations will be insubstantial or temporary in nature.

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  Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy-related companies.

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  Financing Risk. Some of our portfolio companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy-related companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

  Our investments in prospective portfolio companies may be risky and you could lose all or part of your investment.

        We will invest in companies in the energy-related industry, some of which may have relatively short or no operating histories. Investment in the middle market energy-related companies that we are targeting involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their equity securities or of any collateral with respect to debt securities and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

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  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  many of these companies are privately-held companies, and we depend on the ability of our investment adviser to obtain adequate information to evaluate these companies in making investment decisions;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser could, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy-related industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

        As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        We intend to invest primarily in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior securityholders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other securityholders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not to be in a position to control any portfolio company in which we invest. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

  We may not be able to fully realize the value of the liens securing our debt investments.

        Although we expect that a substantial amount of our debt investments will be protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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  since our debt investments will be primarily made in the form of mezzanine loans, our liens on the collateral, if any, will be subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

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  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

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  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

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  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

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  how effectively the collateral would be liquidated and the value received could be impaired or impeded by the need to obtain regulatory and contractual consents; and

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  by its nature, some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

  Our incentive fee could induce Prospect Street Capital Management to make speculative investments.

        The incentive fee payable by us to Prospect Street Capital Management may create an incentive for Prospect Street Capital Management to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which this incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the investment adviser to use leverage to increase the return on our investments. The use of leverage would increase the likelihood of default, which would disfavor holders of our common stock, including investors in this offering. Similarly, because the investment adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to Prospect Street Capital Management also could create an incentive for Prospect Street Capital Management to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

  Our investments in hedges and foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies for up to 5% of the portfolio. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although we expect that most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

        If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating To This Offering

  There is a risk that you may not receive dividends or that our dividends may not grow over time.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See "Dividends."

  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. After completion of this offering, we will be covered by the Maryland Business Combination Act (the "Business Combination Act") to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act (the "Control Share Act") provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

        Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

  Investing in our shares may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

  The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of one or more of Prospect Street Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  changes in prevailing interest rates;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

  We may allocate the net proceeds from this offering in ways with which you may not agree.

        We will have significant flexibility in investing the net proceeds of this offering. We may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering, unless such change in the use of proceeds is subject to stockholders' approval or prohibited by law.

  Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

        We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon consummation of this offering, we will have [              ] shares of common stock outstanding (or [              ] shares of common stock outstanding if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market price for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. Such forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results,

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  our business prospects and the prospects of our portfolio companies,

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  the impact of investments that we expect to make,

  •
  our contractual arrangements and relationships with third parties,

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  the dependence of our future success on the general economy and its impact on the energy-related industry and other industries in which we invest,

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  the impact of changes in energy commodity prices on the operating results and prospects of our portfolio companies;

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  the ability of our portfolio companies to achieve their objectives,

  •
  our expected financings and investments,

  •
  the adequacy of our cash resources and working capital, and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        We use words such as "anticipates," "believes," "expects," "future," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk factors" and elsewhere in this prospectus.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual report on Form 10-K, quarterly reports on Form 10-Q and current reports, if any, on Form 8-K.

USE OF PROCEEDS

        We estimate that the net proceeds of this offering will be approximately [$    ] (or approximately [$    ] if the underwriters exercise their over-allotment option in full), in each case assuming an initial public offering price of $[    ] per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of [$    ] payable by us. In addition, a portion of the net proceeds of this offering will be used to reimburse the investment adviser for approximately [$    ] of these organizational and offering expenses that have been advanced by the investment adviser on our behalf.

        We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. See "Business—General." We will seek to invest all of the net proceeds from this offering substantially within 18 months after the completion of this offering. However, we can offer no assurance that we will be able to achieve this goal. Since investments in senior loans may be made more quickly than investments in mezzanine loans or dividend-paying equity securities, we anticipate that our portfolio will initially and temporarily consist primarily of senior loans that are liquid and generate yields in excess of money market rates. Within 18 months, however, we expect that our portfolio will include primarily mezzanine loans and/or dividend-paying equity securities.

        Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation—Temporary investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

        We intend to distribute quarterly dividends to our stockholders. Our dividends, if any, will be determined by our board of directors.

        In order to obtain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

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  98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

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  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. federal income tax considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend reinvestment plan."

        To the extent prudent and practicable, with respect to the period ended December 31, 2004, we intend to declare our first dividend no later than December 31, 2004. After December 31, 2004, we intend to declare and pay dividends on a quarterly basis.

CAPITALIZATION

        The following table sets forth (1) our actual capitalization at [            , 2004] and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $[    ] per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with "Use of proceeds" and our balance sheet included elsewhere in this prospectus.

As of [ ]
	Actual		As adjusted(1)
(Amounts in thousands)
Assets:
Cash	[	]	[	]

Total assets	[	]	[	]

Stockholders' equity:
Common stock, par value $.001 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; [ ] shares outstanding, as adjusted	[	]	[	]
Capital in excess of par value	[	]	[	]

Total stockholders' equity	[	]	[	]

(1)
Does not include the underwriters' over-allotment option of [            ] shares.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

Overview

        Prospect Street Energy was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

  Revenues

        We plan to generate revenue in the form of interest payable on the debt and dividend-paying equity securities that we intend to hold and capital gains and dividends, if any, on dividend-paying equity securities, warrants, options, other equity interests or debt instruments that we may acquire in portfolio companies. We expect that our investments, if in the form of debt securities, will typically have a term of one to ten years and to bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. Interest on debt securities generally is expected to be payable quarterly or semi-annually, with the amortization of principal generally being deferred for at least one or more years from the date of the initial investment. In some cases, we may also defer payments of interest for one or more years after our investment. The principal amount of the debt securities and any accrued but unpaid interest generally is expected to become due at the maturity date. We also may acquire equity securities that receive cash dividends on a recurring or customized basis. In addition, we also expect to generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

  Expenses

        Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management—Investment advisory agreement" and "—Administration agreement." We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Street Capital Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Prospect Street Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

        To the extent that any of our loans are denominated in a currency other than U.S. dollars, we intend to enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

  Financial condition, liquidity and capital resources

        We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources in excess of $[    ] million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See "Use of proceeds."

Dividend Policy

        In order to obtain RIC tax treatment and to avoid corporate-level tax on our income, we must, among other requirements, distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of assets legally available for such distribution. We intend to pay dividends on a quarterly basis. In addition, we intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of assets legally available for such distributions.

Contractual Obligations

        We have entered into two contracts under which we have material future financial commitments:

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  the investment advisory agreement, pursuant to which Prospect Street Capital Management agrees to serve as our investment adviser; and

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  the administration agreement, pursuant to which Prospect Street Administration agrees to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

        Payments under the investment advisory agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on Prospect Street Energy's performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of overhead incurred by Prospect Street Administration in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. See "Management—Investment advisory agreement" and "—Administration agreement."

        Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to Prospect Street Administration, they may also perform duties for other Prospect Street related entities.

BUSINESS

General

        Prospect Street Energy Corporation is a newly organized business development company under the Investment Company Act of 1940, or the "1940 Act." We intend to focus on energy-related companies (as defined below) and will invest, under normal circumstances, at least 80% of our net asset value in these companies. We are a non-diversified company within the meaning of the 1940 Act.

        We intend to concentrate on making investments in energy-related companies having annual revenues of less than $250 million and in transaction sizes of less than $100 million, which we refer to as "target" or "middle market" companies. In most cases, these middle market companies will be privately-held or will have thinly traded public equity securities at the time we invest in them. While the size and the nature of the ownership of such companies will be factors in our decision to invest, they will only be two of several criteria that we will use in selecting our investments. Because we seek capital preservation, the most important consideration will be our assessment of the risk of loss relative to the expected return available from each investment.

        We do not intend to invest directly in any energy-related company or asset exclusively involved in (1) oil and gas exploration, (2) speculative development or (3) speculative trading in oil, gas and/or other commodities.

        Our headquarters are located at 10 East 40th Street, 44th Floor, New York, New York 10016, and our telephone number is (212) 448-0702.

Industry Overview

        The energy-related industry is a cornerstone of the economy upon which other industries depend. The energy-related industry is the third largest industry group in the United States. The direct energy value chain (as defined below) generated annual revenues of approximately $740 billion in the U.S. in 2003, and its total U.S. asset value exceeded $1 trillion at the end of 2003. Energy is used by every residential, commercial, industrial, institutional and governmental customer in the United States for purposes such as heating, cooling, lighting, cooking, powering machines and devices and transportation. The demand for energy has grown steadily over the past century and is projected to continue to grow steadily in the current century.

        The energy-related industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as "energy-related companies" and assets in these companies as "energy-related assets." The categories of energy-related companies in this chain are illustrated below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

  •
  Upstream businesses find, develop and extract energy resources, including natural gas, crude oil, coal and agricultural products, which are typically from geological reservoirs found underground or offshore.

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  Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

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  Downstream businesses include the power and electricity segment as well as businesses that market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

        The power and electricity segment consists of generation, long-distance power transmission, marketing and short-distance power distribution. Power generation is the conversion of non-renewable energy resources such as coal, natural gas and heating oil, or renewable resources such as wind, water, geothermal, solar, biomass, wood and waste resources, into electricity and often usable heat. Some components of the direct energy value chain, particularly the upstream, intrastate midstream and power generation segments, are largely deregulated and have prices set by markets, while other energy businesses are subject to regulation, including pricing approvals by governmental entities. This includes "last-mile" power and gas utility distribution in some states and interstate gas pipelines. Some energy resources, primarily renewable energy sources, are subject to governmental incentives, which may include price floors and subsidies.

        We believe that there are many investment opportunities in the energy-related industry. See "—Market Opportunity."

Energy-Related Industry:

        While the aggregate size of the energy-related revenues and asset base is large, we believe that the numerous companies in this industry, as well as the fragmented nature of assets within such companies, create significant opportunities for middle market investment. There are over 6,000 middle market companies in the direct energy value chain in the United States. In addition, assets within larger companies as well as companies that do significant business with the direct energy value chain, including manufacturers, distributors, service providers, and technology providers, add to the number of potential middle market investment opportunities in the energy-related industry. Government and industry association statistics indicate that in the United States, there are currently more than 260,000 natural gas wells, 310,000 oil wells, 61,000 oil and gas fields, 2,000 active well service rigs, 5,000 independent oil and gas producers, 410 natural gas storage fields, 140 major pipelines, 1,400 coal mines, 13,500 propane storage points, 16,400 power generation units, 800 power marketers, 230 investor-owned electric utilities and 150 investor-owned gas utilities. To a greater extent than in other industries, the energy-related industry offers opportunities to invest in asset-intensive companies as well as in the assets themselves.

Our Investment Objective

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While the structure of our investments will vary, we expect to invest primarily in long-term subordinated loans, generally referred to as mezzanine loans, which may include equity interests such as warrants or options received in connection with these loans, and dividend-paying equity securities of target energy-related companies. We may make such investments directly in portfolio companies or by acquiring securities from third parties.

        We may invest in different growth stages of energy-related companies. In general, we will seek to invest in companies or assets that generate operating revenues during the fiscal year prior to our investment or pro forma for our investment. From time to time, however, we may also invest selectively in development-stage entities where future cash flows, if any, will be derived from existing contracts and, in our view, positive market prospects. Since investments in senior loans may be made over a shorter time frame than investments in mezzanine loans or dividend-paying equity securities, we anticipate that our portfolio will initially consist primarily of senior loans on a temporary basis. Over time, however, we expect that our portfolio will include primarily mezzanine loans and dividend-paying equity securities.

        While our primary focus will be on seeking current income through investment in the debt and/or dividend-paying equity securities of privately-held or thinly traded public energy-related companies (or in the assets of such companies) and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30%, we may also invest up to 5% of our total assets in debt and equity securities of middle-market companies located outside of the United States.

        We intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code."

Our Structure

  About Prospect Street

        Prospect Street is a leading New York private investment firm with offices in New York and Houston founded in 1988 by former senior managers of Merrill Lynch & Co. The senior investment professionals of Prospect Street have more than 100 years of combined energy and finance experience. Since its inception, Prospect Street has invested more than $1.5 billion in multiple asset classes, including bridge loans, senior secured debt, senior unsecured debt, private mezzanine debt, publicly traded high-yield debt and public and private equity, using both private partnership and publicly traded closed-end structures. The firm typically receives hundreds of investment opportunities each year from its transaction-sourcing network. Prospect Street generally leads transactions and has led or participated in syndications with other leading investment groups. Prospect Street has advised and managed capital for energy companies. These companies and others comprise a value-added strategic group of more than 100 energy companies that Prospect Street calls upon for transaction origination, due diligence, strategic partnerships and exits. As all prior committed Prospect Street investment vehicles have been fully invested and liquidated, Prospect Street Energy is currently the only Prospect Street investment vehicle actively engaged in making new investments.

  About Prospect Street Capital Management

        Prospect Street Capital Management will manage our investments as our investment adviser. Prospect Street Capital Management is a newly formed investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory agreement, we have agreed to pay Prospect Street Capital Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance.

        Prospect Street Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek anticipate spending substantially all of their time for their roles at Prospect Street Capital Management. In addition to the current investment professionals of Prospect Street Capital Management, who have more than 100 years of combined energy investment experience, Prospect Street Capital Management intends to hire additional investment professionals. Prospect Street Capital Management also intends to draw upon Prospect Street's 16-year history and to benefit from the significant expertise of Prospect Street's investment professionals in transaction origination and screening, portfolio management, financial structuring, equity and debt syndication, capital markets and research. Mr. Barry currently controls Prospect Street Capital Management.

Market opportunity

        We intend to invest primarily in the energy-related industry. We believe this industry offers an attractive area for investment due to a variety of factors:

  •
  Large industry with substantial capital requirements. Energy is a modern economy cornerstone upon which every other industry is dependent. The direct energy value chain generated annual revenues in excess of $740 billion in the United States in 2003 and, in terms of total U.S. asset value, exceeded $1 trillion as of December 31, 2003. By these measures, the energy-related industry ranked third in size among industry groups in the U.S. in 2003, ahead of the automotive, construction, food and restaurant and real estate sectors, and ranking behind only financial services and health care. The demand for energy has grown steadily over the past century and is projected to continue to grow steadily in the current century. Given the size and capital-intensive nature of the energy-related industry, we believe that significant amounts of capital will be required to fuel its future growth.

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  Financial distress of large public energy companies, particularly power companies, has created investment opportunities in the energy-related industry. From 1997 to 2002, annualized unregulated power generation capacity additions in the United States grew by fifteen times. Several factors, including projected strong economic growth and proportional increases in demand for electricity, regional electrical power shortages, generally stable electricity prices and relatively low natural gas prices drove substantial investment in so-called "merchant" gas-fired power plants by independent power producers and traditional, vertically integrated utility companies operating through unregulated affiliates. As a result, reserve margins (defined as excess generating capacity expressed as a percentage of total generating capacity) increased in the United States from approximately 10% in 1998 to more than 25% in 2003. Since the end of 2001, however, slower general economic growth, weak financial markets, higher natural gas prices, flat or lower electricity prices, excessive use of financial leverage and other factors have depressed financial results for many merchant power companies and their unregulated utility owners, leading to a decrease in investment and financial distress. After the collapse of Enron Corp. in November 2001, new investment in power generating infrastructure in general has declined. In 2002 and 2003, the credit ratings of several large merchant power companies deteriorated. Deteriorating credit ratings led to increased collateral requirements and, in some cases, defaults under existing credit facilities and public debt securities. Gas prices have increased significantly due to a supply-constrained and pipeline-constrained North American upstream market, yet electricity prices have in general not increased as generation overcapacity has developed in several regions as a result of aggressive plant expansion and other factors. "Spark spreads," which term refers to the differences between wholesale electricity prices and the price of natural gas and other fuels used to generate the electricity (analogous to the gross margins of a merchant power company), have narrowed substantially since the end of 2001 and, in some cases, are now negative. As a result, many power generating companies are experiencing financial distress and are, we believe, finding limited options for obtaining additional financing. During this period, companies such as Dynegy Inc., El Paso Corporation, Calpine Corporation, CMS Energy Corporation, Reliant Resources, Inc., Aquila, Inc., The AES Corporation, Allegheny Energy, Inc. and Williams Companies, Inc. have seen their outstanding public debt obligations downgraded, in many cases to non-investment grade status. Many such companies have sold assets or undertaken other restructuring measures since the beginning of 2002. Other companies, including NRG Energy, Inc., Mirant Corporation, PG&E National Energy Group, Inc., Northwestern Corporation and Enron Corp., have filed for reorganization under chapter 11 of the Bankruptcy Code since late 2001. Enron's bankruptcy, as well as allegations of fraud and trading scandals at Enron and other companies, led to further withdrawal of capital from both equity and debt markets, and the volume of debt and equity securities offerings by energy-related companies since that time has decreased significantly. We expect that many energy-related companies will continue to divest of some assets to obtain additional liquidity. We believe these measures will increase the volume of energy-related assets available for sale. Banks foreclosing on existing generating assets may provide another source of energy-related assets for purchase. We believe, based on these factors, that there will be ample attractively priced opportunities for investment in energy-related assets in the future.

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  Recent deregulation, other regulatory changes and market developments have increased activity and transaction levels and created investment opportunities in the energy-related industry. By loosening traditional restraints on investment in the energy-related industry, deregulation has increased the pace of energy-related investment activity, mergers and acquisitions, and asset restructurings. Recently, there have been high natural gas prices which we believe have improved the profitability of many natural gas producers. With concerns about ensuring access to the supply of natural gas in North America, some companies have begun development of liquified natural gas terminals for importing gas from other parts of the world. We believe that increased natural gas price volatility recently has made fuel storage a more valuable business than in the past. In addition, we believe that difficulty in siting new pipelines, transmission lines and other critical infrastructure has made existing midstream and power transmission assets more valuable. State and federal clean energy mandates, tax credits and emissions limitations have stimulated growth in renewable power generation and clean fuels, such as ethanol. We believe that deregulation of retail power and gas markets in states such as Texas, New York and New Jersey has created new growth opportunities for market entrants. We believe that these factors and other recent developments have created more investment opportunities in the energy-related industry.

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  Lending to the energy-related industry offers greater asset security and more recurring cash flows than lending to many other industries. Energy is a critical resource for most economic activity. Virtually all residences and businesses pay energy bills. Demand for energy in the United States has grown steadily since World War II and remains strong. As a result, many energy businesses generate steady, recurring cash flows. In some cases, these businesses are also characterized by high barriers to entry through high infrastructure costs, less technology risk and restrictions on the construction of new or expanded locations. Because of the capital-intensive nature of many energy businesses, we believe that these businesses offer attractive collateral and security for debt investments. We generally intend to invest in portfolio companies as close as possible to tangible operating assets where we believe the operating value resides. To the extent practicable, we will use asset-based lending techniques to secure our investments with tangible assets of the portfolio companies. Because these businesses often generate steady operating cash flow, we believe that debt and equity investments in such industries can generate yields and dividends more reliably than debt and equity investments in many other industries.

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  We believe that the energy-related industry is underserved by existing capital sources providing an opportunity for other sources of capital to invest on favorable terms. We believe that existing sources of private equity and mezzanine debt tend to invest less in the energy-related industry than would be expected given the size of this industry. Historically before deregulation, many energy-related businesses have been subject to substantial governmental regulation and regulated returns on investment, which we believe may have limited the attractiveness of such investments. We believe that governmental deregulation of some sectors of the U.S. energy-related industry, such as power generation and distribution, over the past decade has expanded opportunities for investment in these and related businesses. Many large public companies invested substantial amounts in these deregulated businesses during this period. We believe that these investments, which resulted in higher leverage and, in some cases, financial distress among the investing companies, may limit their ability and interest in making further investments, and, in fact, may cause them to divest their investments. During the last five years, many owners and traditional buyers of energy assets have experienced financial difficulties, causing them to become net sellers of energy assets. During the same time period, a number of energy mezzanine lenders, many of whom were affiliates or subsidiaries of energy companies, have curtailed new lending activities, or have ceased conducting new business. In addition, we believe that many private equity firms decline to invest in energy-related investments because they lack the expertise, relationships or transaction flow, their agreements exclude energy investing or for other reasons. As a result, we believe there will continue to be opportunities for us to invest in this industry on favorable terms.

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  We believe that the middle market, particularly in the energy industry, is an attractive area for our investment. We intend to focus our investments in energy-related middle market companies, which we believe offer significant lending opportunities. For example, in the upstream sector of the U.S. oil and gas business, there are more than 5,000 companies, of which fewer than 200 have publicly listed securities. We believe that many of these companies have increased their exploration and development activities in recent months while many larger oil and gas companies have shifted their focus to larger international opportunities. Likewise, in the U.S. power generation sector, we believe many major independents have either sold operations or are experiencing financial distress. These developments have created opportunities for smaller private companies to acquire properties or develop new power projects. Potential capital providers to energy-related middle market companies and assets in the United States consist of large public and private energy-related operating companies, publicly traded master limited partnerships, publicly traded business development companies, private capital funds (including private equity, mezzanine and hedge funds), and public and private banks, insurance companies and specialty finance companies. Potential investment structures for energy-related middle market financial transactions include senior secured and unsecured mezzanine debt (with or without equity kickers, such as warrants or overriding royalty interests), volumetric production payments, convertible debt, preferred equity and common equity. We believe that prospective energy-related middle market borrowers are underserved by existing capital sources because such transactions require a high level of due diligence and high transaction costs per dollar invested. Many of these potential capital providers primarily focus on non-energy industries due to factors such as lack of specialized knowledge and lack of deal flow relationships in the energy-related industry. Many of these potential capital providers also focus only on transaction sizes of greater than $100 million due to the large size of their capital pools. As a result, we expect to be able to identify and close transactions with borrowers in the middle market energy-related industry through private negotiations as opposed to bidding for lending opportunities through competitive auctions. We believe that this investment process will enable us to obtain better pricing, more favorable terms and greater certainty of closing for our investments. Moreover, because of consolidation in the banking industry and a commensurate decline in the number of banks with energy lending expertise, we believe there is a growing opportunity for mezzanine and senior secured lending to energy-related business. At the same time, several strategic lenders to the energy-related industry, including Enron, Williams, Duke Energy Corporation, Aquila and Mirant, have stopped or significantly curtailed their lending activities. We believe these trends will continue to give rise to significant mezzanine lending opportunities for us in the energy-related industry.

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  We believe that the incentive structures often employed by private capital managers can add significant value to energy-related investing. Various segments of the energy-related industry have in the past been heavily regulated or dominated by large public companies and, we believe, were often characterized by low levels of inside ownership. We believe that the compensation arrangements of managers in such companies often did not create adequate incentives for such managers to achieve strong financial performance. We further believe that privately owned companies with strong corporate governance practices often deliver better financial results than public companies by aligning management compensation with financial performance. As a result, we believe that the introduction of private capital management incentive structures, such as stock options and bonuses based upon the achievement of short- and long-term financial goals, can improve financial performance and profitability in the energy-related industry.

Competitive advantages

        We believe that we have the following competitive advantages over other capital providers in energy-related middle-market companies and assets:

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  We believe that our management's investment experience offers a competitive advantage. The professionals of Prospect Street have experience investing at all levels of portfolio company balance sheets, from senior debt to common equity and warrants. The investment professionals of Prospect Street Capital Management, our investment adviser, have more than 100 years of combined energy investment experience, and we expect that Prospect Street Capital Management will hire additional investment professionals as we grow. Because Prospect Street Energy is currently the only Prospect Street investment vehicle actively engaged in making new investments, we believe the investment professionals of Prospect Street will focus more on our investments than they otherwise would if Prospect Street were also making new investments on behalf of other funds, which is the case for many of our competitors. Prospect Street Capital Management, our investment adviser, is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience in the energy-related industry. Mr. Barry joined Prospect Street in 1990 and has led the firm since 1998, following prior senior roles in energy and financial services at Merrill Lynch & Co. and L.F. Rothschild. Mr. Barry has advised on or acted as principal with respect to more than $4 billion of public and private investments in the energy and other industries since 1979. Mr. Eliasek joined Prospect Street in 1999 to concentrate on energy-related private equity and mezzanine investing, following a prior career at Bain & Company.

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  Our focus on energy-related companies should provide a competitive advantage over generalized investment approach. We intend to concentrate our investments in energy-related companies. We are currently aware of no other business development companies that concentrate exclusively on the energy-related industry, and we are aware of only a limited number of private equity and mezzanine financing sources that focus on energy-related transactions. We believe that these factors, together with the experience of the investment professionals of Prospect Street Capital

    Management in analyzing, investing in and financing energy-related companies, will enable us to develop a sustainable competitive advantage over our competitors. We believe that our specialization in companies in various sectors within the energy-related industry will enable us to source, screen, select, structure, diligence, monitor, advise and exit from energy-related investments more rapidly and effectively than less specialized investment groups.

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  Our focus on middle-market companies should provide a competitive advantage. We believe that transactions for companies and assets with values in excess of $100 million are more likely to involve professionally managed auctions, resulting in higher asset prices than would typically be obtained in negotiated transactions. As a result, large transaction sizes often achieve higher valuations and lead to lower returns. By focusing on smaller, middle market transactions, we expect to benefit from forces that favor middle market investing including more negotiated transactions as a percentage of all transactions, less competition and better pricing, better terms and risk-adjusted returns.

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  We believe that our focus on unique and irreplaceable assets will provide a competitive advantage. We actively look to invest in companies owning unique and irreplaceable assets of strategic value to major energy-related companies. Generally, these assets are valuable because of their unique locations, such as at the intersections of pipelines or transmission lines, or where there has been a shortage of energy or power for an extended period of time.

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  We believe that our focus on investing at low multiples of cash flow will provide a competitive advantage. Ideally, we seek to invest in transactions at low multiples of historic, recurring cash flow. Because of recent financial distress and limited competition from other buyers in the energy-related industry, we believe that we can purchase companies or assets at lower multiples of cash flow in the energy-related industry than in other industries. We believe that investing at low multiples of cash flow reduces risk, enhances total investment returns, increases current investment returns prior to exit, and facilitates exits on attractive terms. We do not intend to invest in companies or assets at unacceptably high ratios of price to cash flow.

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  We believe that investing in tangible assets at a discount to book value or replacement cost will be a competitive advantage. Because of the financial distress of the energy-related industry and limited competition from other investors, we believe that we can invest in energy-related assets at prices at or below the book value or the replacement cost of such assets more readily than would be possible in other industries. We believe that investing in tangible assets at prices that reflect a discount to their book value reduces risk, enhances total investment returns and facilitates exits on attractive terms.

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  We believe we will have a cost of capital advantage compared to other mezzanine and equity investors. As a business development company, our cost of capital should be lower than both public and private companies that pay taxes and private sources of capital that offer their investors less liquidity. While we do not intend to compromise our investment standards by overpaying for equity values or underpricing our mezzanine investment terms, we expect our cost of capital advantage will allow us to compete effectively where we face competition for transactions.

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  We believe that our ability to offer customized financing arrangements is a competitive advantage. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. We can be flexible with our investment criteria, transaction structures, timing and the types of securities in which we invest. We will have the ability to offer customized financing arrangements for our portfolio companies.

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  We believe our flexible approach in investing across the various sub-sectors of the energy-related industry will provide a competitive advantage and diversify our investment risk. Unlike some of our competitors whose investments in the energy-related industry are limited to only one or a few sub-sectors, such as power generation, we intend to invest across the energy value chain in upstream, midstream and downstream companies, as well as in companies that sell products and services to, or acquire products and services from, the direct energy value chain. We believe this approach will allow us to take advantage of opportunities as they arise in each sub-sector of the energy-related industry and diversify the investment risk associated with a particular energy sub-sector.

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  We believe that investing in companies and assets benefiting from intake and offtake supply agreements will provide a competitive advantage. We believe that companies that sell products and services pursuant to contracts that include specified output volume and specified prices benefit directly from the creditworthiness of their contractual counterparties. Since the counterparties' obligations under these contracts are generally senior unsecured obligations of such parties, we believe that by investing in these companies benefitting from such contracts, we are indirectly investing in the counterparties' senior unsecured debt. The yields offered by these contracts are often higher than the yields on senior unsecured debt of such counterparties. We intend to invest, to the extent possible, in assets secured by contracts with investment grade counterparties, which should generate higher than investment grade yields. In addition, these types of contracts may afford us greater certainty with respect to future revenues because they minimize our exposure to changes in pricing or demand.

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  We believe we have a competitively advantaged transaction sourcing network. We believe that, through the investment professionals of Prospect Street, our investment adviser, and directors, we benefit from extensive personal networks that should generate attractively priced energy-related investment opportunities. These relationships include management teams of energy-related businesses, developers and public and private companies, as well as private equity funds, mezzanine funds, commercial banks, insurance companies, investment banks, law, consulting and accounting firms, and other sources. We intend to utilize these relationships and the reputations of our senior management to identify attractive investment opportunities. In addition, we believe that our investment adviser's senior management will provide substantial management advisory capabilities that add value to our portfolio companies.

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  We believe that our incentive compensation structure will provide a competitive advantage. We generally make investments in energy-related companies and assets through partnerships with the managers of these companies or their assets. In most cases, these managers have first-hand knowledge about the portfolio companies or assets and also know the best terms on which such companies or assets can be purchased. We generally offer managers performance-based compensation to induce them to bring active transactions to us and to achieve higher performance. As a result, we believe that we will have a competitive advantage over our competitors who do not offer incentive compensation structures to management.

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  We believe our longer investment horizon is an attractive attribute of our publicly traded model. Unlike private equity funds, we will not be subject to standard periodic capital return requirements. These provisions may force private equity funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might if they were solely concerned with achieving attractive returns regardless of timing. This could result in both a lower overall return to investors and an adverse impact on the portfolio companies. We believe that our flexibility to make investments with a longer term view and without the scheduled capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Investment Process

  Prospective portfolio company characteristics

        We have identified several criteria that we believe will prove important in seeking to achieve our investment objective with respect to target energy-related companies. These criteria will provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

  Sensitivity analysis

        We will generally perform multiple sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. Such sensitivity analyses will generally include simulations of changes in commodity prices, including oil and gas, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimal return under any of these simulations and, in particular, the sensitivity analysis related to changes in energy commodity prices.

  Hedging commodity risks

        We will not invest in companies that accept speculative commodity risks. If commodity risks are unavoidable, we will typically require that such risks be hedged to a significant extent.

  Seasoned management

        We will generally require that our portfolio companies have an experienced management team with verifiable track records. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors on terms equal with or junior to ours.

  Value orientation/positive cash flow

        Our investment philosophy will place a premium on fundamental analysis from an investor's perspective and will have a distinct value orientation. We will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment, or soon after the time of investment, on an operating cash flow basis. We believe that investing at low multiples of cash flow provides enhanced principal protection and higher absolute returns.

  Liquidation value of assets

        The prospective liquidation value of the assets, if any, collateralizing the securities that we hold will be an important factor in our credit analysis. We will emphasize tangible assets, such as accounts receivable, inventory and equipment, but will also give some weight to intangible assets, such as contracts, intellectual property, customer lists, networks and databases. We believe that, in most cases, investing at a discount to original cost, replacement cost or liquidation value provides enhanced principal protection and higher absolute returns.

  Strong competitive position in industry

        We will seek to invest in target energy-related companies that have developed a strong competitive position within their respective sector or niche in the energy-related industry. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability. We measure competitive position by looking at market share, pricing power, stability of revenues and margins, locational advantages, scale and other factors.

  Exit strategy

        We will seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans, pay our equity dividends, and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

  Due diligence

        Our investment adviser will conduct due diligence on prospective portfolio companies consistent with the approach for energy-related companies developed by the investment professionals of Prospect Street. The Prospect Street investment professionals conduct exhaustive due diligence investigations in their investment activities. In conducting their due diligence, the Prospect Street investment professionals use publicly available information as well as information from their extensive relationships with management teams, consultants, competitors and investment bankers and the direct experience of the senior professionals of Prospect Street.

        Our due diligence will typically include:

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  review of historical and prospective financial information;

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  review of specific regulatory and energy market issues;

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  on-site visits;

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  interviews with management, employees, customers and vendors of the potential portfolio company;

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  review of loan documentation;

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  review of major customer and supplier contracts;

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  review of engineering, environmental, legal and regulatory materials, where appropriate;

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  background checks; and

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  research relating to the company's management, industry, markets, products and services, and competitors.

        Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals leading the investment will present the investment opportunity to our investment adviser's investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as consultants and other outside advisers, as appropriate.

  Investment structure

        Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, if any, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure. We will generally target a total return of 10% to 25% for our mezzanine and dividend-paying equity investments and a total return of between 2% and 8% over London Interbank Offer Rate, or LIBOR, for our senior secured investments. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

        We believe our position in the balance sheet of these energy related companies is important. We anticipate structuring our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In some cases, our loans will be collateralized by a first lien, or by a subordinated or second lien on some or all of the assets of the borrower. We intend to focus on loans that provide for relatively high, fixed or floating interest rates that will provide us with significant current interest income. These loans may in some cases have interest-only payments in the first few years, with amortization of principal deferred to the later years of the loans, warrants, options, other equity securities or debt instruments. We also intend to seek long-term capital appreciation through our investments in dividend-paying equity securities, warrants, options, other equity securities or debt instruments. In some cases, we may enter into loans that, by their terms, allow us, at our option, to convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Typically, our loans will have maturities of one to ten years, but we may invest in situations with shorter or longer maturities.

        We anticipate structuring our equity investments in cash flowing, structured investments where we are reasonably certain of obtaining current income from dividends because of customer contracts or other positive industry fundamentals. These equity investments may be junior to debt in the capital structure provided by us or third parties as a means of leveraging our equity returns.

        In the case of our debt investments, we intend to tailor the covenants and other terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, we may seek to limit the downside potential of our investments by:

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  seeking a senior secured or junior secured position in the capital structure of our portfolio companies;

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  requiring credit enhancement or other additional collateral;

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  requiring additional investment by borrowers or other investors at a level in the capital structure more junior to our securities in the capital structure;

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  requiring pre-funding of a debt service reserve fund;

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  requiring in most cases portfolio companies to hedge against commodity pricing risk;

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  committing capital with drawdowns based on financial metrics, external contracts, or other milestones;

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  requiring key person insurance for members of the management team;

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  incorporating "put" rights and call protection into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

        Our investments may include other equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Ongoing Relationships With Portfolio Companies

  Monitoring

        Prospect Street Capital Management will monitor our portfolio companies on an ongoing basis. Prospect Street Capital Management will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

        Prospect Street Capital Management will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

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  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

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  Regular contact with portfolio company management and, if appropriate, another financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  Attendance at and participation in board meetings; and

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  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

        In addition to various risk management and monitoring tools, Prospect Street Capital Management will also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital appreciation expected
2	Full return of principal and interest or dividend expected, with portfolio company performing in accordance with its business plan
3	Full return of principal and interest or dividend expected, but portfolio company requires closer monitoring
4	Some loss of interest or dividend expected, but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and at least some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

        Prospect Street Capital Management will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Prospect Street Capital Management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings.

  Valuation Process

        The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

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  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

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  Preliminary valuation conclusions will then be documented and discussed with our senior management;

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  An independent valuation firm engaged by our board of directors will review these preliminary valuations;

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  The audit committee of our board of directors will review the preliminary valuation, and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

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  The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

  Managerial Assistance

        Consistent with Prospect Street's practice, as a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Prospect Street Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

        Our primary competitors to provide financing to energy-related companies will include public and private funds, commercial and investment banks, commercial financing companies, and private equity and mezzanine funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. For additional information concerning the competitive risks we face, see "Risk factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities."

Staffing

        Except for our chief financial officer, we do not currently have any employees. Promptly after the completion of the offering, we expect to hire a chief compliance officer. It is likely that the chief financial officer and this individual will both be employees of Prospect Street Administration and will perform their respective functions under the terms of the administration agreement. Our day-to-day investment operations will be managed by our investment adviser. In the future, we expect that our investment adviser will hire additional investment professionals. See "Management—Investment advisory agreement." In addition, we will reimburse Prospect Street Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. See "Management—Administration agreement."

Properties

        Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

        We and Prospect Street Capital Management are not currently subject to any material legal proceedings.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five directors, three of whom are not "interested persons" of Prospect Street Energy as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers to serve for a term of one year and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board of Directors and Executive Officers

        Under our charter, our directors are divided into three classes. One class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2005, a second class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2006 and a third class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2007. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

  Directors And Executive Officers

        Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Street Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent directors

Name and age	Position(s) held with the company	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

(1)
Our board of directors is divided into three classes of directors serving staggered three-year terms. [        ]'s term will expire in 2005, the terms of [        ] and [        ] will expire in 2006, and the terms of [        ] and [        ] will expire in 2007.

Interested directors

Name and age	Position(s) held with the company	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
John F. Barry III(2) 52	Chairman of the Board of Directors, and Chief Executive Officer	April 2004 to present	Chairman and Chief Executive Officer of Prospect Street Energy, Prospect Street Capital Management, and Prospect Street Administration; Chairman of the Investment Committee of Prospect Street.	One	None
M. Grier Eliasek(2) 31	Director, President, and Chief Operating Officer	April 2004 to present
			President and Chief Operating Officer of Prospect Street Energy, Prospect Street Capital Management, and Prospect Street Administration; Senior Professional of Prospect Street; Consultant at Bain & Company; Staff to CFO of Amazon.com	One	None

(1)
Our board of directors is divided into three classes of directors serving staggered three-year terms. Mr. Barry's term will expire in 2007 and Mr. Eliasek's term will expire in 2006.

(2)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with the investment adviser.

Non-director officers

Name and age	Position(s) held with the company	Term of office and length of time served	Principal occupation(s) during past 5 years
Mark N. Witt 45	Chief Financial Officer, Treasurer, and Secretary	April 2004 to present	Chief Financial Officer, Treasurer, and Secretary of Prospect Street Energy; Managing Member of Commercial Energy Services LLC, an energy consulting firm; Director of STEAG Power LLC; Vice President of Energy Commodities Risk Management for Goldman, Sachs & Company; Senior Vice President of Origination for Tractebel Energy Marketing, Inc.

  Interested directors

        John F. Barry III.    Mr. Barry is chairman and chief executive officer of Prospect Street Energy, Prospect Street Capital Management, and Prospect Street Administration. Mr. Barry is chairman of Prospect Street's investment committee and has been an officer of Prospect Street since 1990. In addition to overseeing Prospect Street, Mr. Barry has served on the boards of directors of twelve private and public companies. Mr. Barry currently serves on the board of advisors of USEC Inc., a publicly traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems, an electronic fixed-income transaction platform. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy-related and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he executed more than $3 billion in energy-related and other financings as a founding member of the project finance group. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

        M. Grier Eliasek.    Mr. Eliasek is president and chief operating officer of Prospect Street Energy, Prospect Street Capital Management, and Prospect Street Administration. Mr. Eliasek oversees other Prospect Street professionals in origination, assessment, and management of investments. Mr. Eliasek has served as a senior investment professional at Prospect Street since 1999. Mr. Eliasek is an invited speaker at private equity and energy industry events. Prior to joining Prospect Street, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School, where he was co-president of the Principal Investment Club. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

  Non-director officers

        Mark N. Witt.    Mr. Witt is chief financial officer, controller and treasurer of Prospect Street Energy. From 2003 to 2004, Mr. Witt served as managing member of Commercial Energy Services LLC, where he provided consulting services for a number of energy companies and private investment firms. From May 2003 to August 2003, Mr. Witt served as a director of STEAG Power LLC. From 2002 to 2003, Mr. Witt served as vice president of energy commodities risk management for Goldman, Sachs & Company. From 1999 to 2002, Mr. Witt served as senior vice president of origination for Tractebel Energy Marketing, Inc., where he structured wholesale power load following and supply transactions, medium-term to long-term tolling and power off-take agreements, and physical and financial swaps and options. While at Tractebel, he also provided origination support for the acquisition of the Cabot LNG Terminal in Boston. From 1997 to 1999, Mr. Witt served as director of Northeast origination for Enron Capital & Trade Resources, Inc. From 1994 to 1997, Mr. Witt served as chief financial officer and board member for Virginia Gas Company, where he raised financing through initial and secondary public offerings on the Nasdaq National Market. From 1984 to 1994, Mr. Witt worked at British Petroleum Company in various financial and strategic development positions, including controller of Global Gas. From 1980 to 1984, Mr. Witt worked as a financial auditor for energy companies at KPMG. Mr. Witt has participated in executive programs at the University of Virginia Darden Business School and the London Business School. Mr. Witt received his Bachelor of Business Administration in Accounting from the University of Texas.

        For information on the investment professionals of Prospect Street Capital Management, see "—Investment personnel."

Committees of the Board of Directors

  Audit committee

        The members of the audit committee are [                        ], each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. [            ] serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, preapproving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

  Nominating and corporate governance committee

        The members of the nominating and corporate governance committee are [    ], each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. [    ] serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

  Compensation committee

        We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors and Officers

        The following table shows information regarding the compensation expected to be received by the independent directors and officers for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from the company(1)			Pension or retirement benefits accrued as part of company expenses(2)	Total compensation from company and fund complex paid to director
Independent Directors

Interested Directors
John F. Barry III		None		None		None
M. Grier Eliasek		None		None		None
Non-Director Officers
Mark N. Witt(3)	$	[	]	None	$	[	]

(1)
We are newly formed, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors' compensation, see below.

(2)
We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)
The compensation for the chief financial officer will be paid by Prospect Street Administration, subject to reimbursement by the Company of an allocable portion of such compensation.

        The independent directors will receive an annual fee of $50,000 and will receive $2,000 or $1,500, in each case plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting or committee meeting, respectively. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers.

Investment Advisory Agreement

  Management services

        Prospect Street Capital Management will serve as our investment adviser. Prospect Street Capital Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory services to, Prospect Street Energy. Under the terms of an investment advisory and management agreement, Prospect Street Capital Management will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  close and monitor the investments we make.

        Prospect Street Capital Management's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

  About Prospect Street

        Prospect Street is a leading New York private investment firm with offices in New York and Houston founded in 1988 by former senior managers of Merrill Lynch & Co. The senior investment professionals of Prospect Street have more than 100 years of combined energy and finance experience. Since its inception, Prospect Street has invested more than $1.5 billion in multiple asset classes, including bridge loans, senior secured debt, senior unsecured debt, private mezzanine debt, publicly traded high-yield debt and public and private equity using both private partnership and publicly traded closed-end structures. The firm typically receives hundreds of investment opportunities each year from its transaction-sourcing network. Prospect Street generally leads transactions and has led or participated in syndications with other leading investment groups. Prospect Street has advised and managed capital for energy companies. These companies and others comprise a value-added strategic group of more than 100 energy companies that Prospect Street calls upon for transaction origination, due diligence, strategic partnerships and exits. As all prior committed Prospect Street investment vehicles have been fully invested and liquidated, Prospect Street Energy is currently the only Prospect Street investment vehicle actively engaged in making new investments. John F. Barry III has been the majority shareholder of Prospect Street since 1998.

  About Prospect Street Capital Management

        Prospect Street Capital Management will manage our investments as our investment adviser. Prospect Street Capital Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Under our investment advisory agreement, we have agreed to pay Prospect Street Capital Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance.

        Prospect Street Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek anticipate spending substantially all of their time for their roles at Prospect Street Capital Management. In addition to the current investment professionals of Prospect Street Capital Management, who have more than 100 years of combined energy investment experience, Prospect Street Capital Management intends to hire additional investment professionals. In addition, Prospect Street Capital Management intends to draw upon Prospect Street's 16-year history and to benefit from the significant expertise of Prospect Street's investment professionals in transaction origination and screening, portfolio management, financial structuring, equity and debt syndication, capital markets and research. Mr. Barry currently controls Prospect Street Capital Management.

  Management fee

        Pursuant to the investment advisory agreement, we will pay Prospect Street Capital Management a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

        The incentive fee will have two parts, as follows: The first part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing managerial assistance or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay Prospect

Street Capital Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        We refer to the portion of the incentive fee payable on 100% of our pre-incentive fee net income, if any, that exceeds the hurdle rate but is less than 2.1875% as the "catch up." The "catch up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee investment income that does not exceed 2.1875% once the hurdle rate has been surpassed.

        These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains and net unrealized capital losses for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
  (investment income- (management fee + other expenses)) = 0.55%

  Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%
  Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
  (investment income- (management fee + other expenses)) = 2.00%

  Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee payable by us to our investment adviser.

  Incentive Fee = 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%)                         = (100% × (2.00% – 1.75%)) + 0%

                          = 100% × 0.25% + 0%

                          = 0.25%

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.00%
  Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
  (investment income- (management fee + other expenses)) = 2.30%

  Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee payable by us to our investment adviser.

  Incentive Fee = 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%)                         = (100% × (2.1875% – 1.75%)) + the greater of 0% AND (20% × (2.30%

                            – 2.1875%))

                          = (100% × 0.4375%) + (20% × 0.1125%)

                          = 0.4375% + 0.225%

                          = 0.46%

(1)
Represents 7% annualized hurdle rate.

(2)
Represents 2% annualized management fee.

(3)
Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee (*):

Assumptions

  Year 1 = no net realized capital gains or losses
  Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

  Capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee = 20% × (0) = 0
= no incentive fee
Year 2 incentive fee = 20% × (6% – 1%)
= 20% × 5%
= 1%

(*)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

  Payment of our expenses

        All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Prospect Street Capital Management. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Street Capital Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our investment adviser or by Prospect Street Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

  Duration and termination

        The investment advisory agreement was approved by our board of directors on April    , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors—Risks relating to our business and structure—We are dependent upon Prospect Street Capital Management's key management personnel for our future success."

  Indemnification

        The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Street Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Street Energy for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Street Capital Management's services under the investment advisory agreement or otherwise as an investment adviser of Prospect Street Energy.

  Organization of the investment adviser

        Prospect Street Capital Management is a newly formed Delaware limited liability corporation that is registered as an investment adviser under the Advisers Act. The principal executive offices of Prospect Street Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10019.

  Board approval of the investment advisory agreement

        Our board of directors determined at a meeting held on [April     , 2004] to approve the investment advisory agreement. In its consideration of the investment advisory agreement, the board of directors focused on information it had received relating to, among other things: [To come]

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

  Investment personnel

        In addition to the individuals who serve as our executive officers as discussed above (see "Management—Executive officers and directors"), senior investment personnel of Prospect Street Capital Management includes the following persons:

        Thomas I. Apperson.    Mr. Apperson has 33 years of experience in the energy and finance industries. From 1992 to 2004, Mr. Apperson served as principal of the Glenis Group, a financial consultancy to public and private companies, financial institutions, and domestic and international government agencies. From 1991 to 1992, Mr. Apperson served as vice president of corporate restructuring for Barclays Bank, where he focused on workouts and bankruptcy situations on behalf of the banks. From 1979 to 1991, Mr. Apperson served as vice president of loan workouts for the Bank of New York (Irving Trust Company), where he focused on energy and industrial clients. From 1971 to 1979, Mr. Apperson served as a loan officer for Manufacturers Hanover Trust Company. Mr. Apperson is a trustee and chairman of the Finance Committee of the College of Aeronautics in Laguardia, New York. Mr. Apperson received his MBA from Fordham University and his Bachelor of Science degree from North Carolina State University.

        Markus K. Christen.    Mr. Christen has 23 years of experience in the energy finance industry. Mr. Christen has participated in over 150 transactions aggregating over $50 billion, primarily in the energy industry. From 2002 to 2003, Mr. Christen was a senior partner with Miller McConville Christen Hutchison & Waffel, a restructuring firm focused on the energy industry. From 2000 to 2003, Mr. Christen acted as an advisor to clients in the areas of energy and project finance. From 1983 to 2000, Mr. Christen worked at the Credit Suisse Group. From 1996 to 2000 he was Managing Director and Deputy Head of the Global Energy and Project Finance Group at Credit Suisse First Boston. From 1989 to 1996, he was a member of senior management and the head of Structured Finance and Global Project Finance at Credit Suisse. Mr. Christen was a founding member of Credit Suisse's Project Finance Group. He was responsible for establishing this franchise as a recognized leader, initially within the North American market and later as a global player with teams based in New York, London, and Hong Kong. Mr. Christen was admitted to the Bar in Switzerland after graduating from the University of Zurich Law School in 1981. Mr. Christen graduated from Stiftschule Kloster Einsiedeln in 1974. A Swiss citizen, Mr. Christen speaks English, German, French, and Italian.

        Charles M. Costenbader.    Mr. Costenbader has 20 years of experience in the energy finance and energy operations industries. Mr. Costenbader has participated in over $300 million of energy equity and mezzanine investments. Mr. Costenbader has extensive experience structuring business enterprises, building and monitoring financial pro formas, conducting due diligence, valuing assets, managing operations, structuring contracts, and working out assets. From 1998 to 2002, Mr. Costenbader was a partner with Capstone Global Energy and PurEnergy, both energy advisory and management firms, where he focused on origination, business development, and asset acquisitions, where he led engagements with a number of clients. From 1989 to 1998, Mr. Costenbader was a senior member of the GE Capital Global Project & Structured Finance team. Mr. Costenbader received numerous Pinnacle Club, Circle of Excellence, and Quality Awards while at GE Capital. From 1986 to 1989, Mr. Costenbader managed energy projects for Catalyst Energy, a developer with hydro-electric power and other businesses. Mr. Costenbader received his MBA from Columbia University in 1986 and his Bachelor of Science in Mechanical Engineering from Lafayette College in 1982. He is a licensed Professional Engineer.

        James A. Flores.    Mr. Flores has over 25 years of experience in energy and finance. Most recently, Mr. Flores was an investment advisor, first independently in the ethanol fuel and geothermal power industries and, most recently as Vice President and Chief Financial Officer for Norwest Corporation, a leading mining and energy consulting firm in Salt Lake City, Utah. At Norwest, Mr. Flores was responsible for administrating financial reporting and treasury for that company's worldwide subsidiaries, as well as leading its financial consulting practices, which included valuation, acquisition, and investment analyses principally in the coal industry. From 1994 to 2004, Mr. Flores was employed by MidAmerican Energy Holdings Company, an affiliate of Berkshire Hathaway, with large interests in various independent power projects, utilities, gas pipelines, and oil and gas. Mr. Flores was responsible for financial analysis, project finance, and mergers and acquisitions ultimately as Vice President of Project Finance. Mr. Flores was involved in the development, construction, acquisition, financing, and operation of numerous power and energy projects worldwide totaling over $5 billion in capital. Prior to MidAmerican, Mr. Flores spent fifteen years in corporate banking first with Manufacturers Hanover Trust Company as a credit analyst, and subsequently with Mellon Bank in its international and corporate banking departments. Mr. Flores has a Bachelor of Arts from Princeton University and an MBA from the Wharton School, University of Pennsylvania.

        Walter V. Parker.    Mr. Parker has 33 years of experience in the energy and finance industries. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm. While at Sippican, he advised clients on capital raising, business development, and financial matters. From 2000 to 2001 while at Sippican, Mr. Parker served as interim chief operating officer of Avienda Technologies, Inc. From 1997 to 1999, Mr. Parker served as managing director of Claymore Partners, Inc., a longstanding financial advisory firm addressing the needs of troubled businesses. From 1993 to 1997, Mr. Parker served as a credit officer at Parrish Financial Services Corporation, a joint venture with the Travelers Group focused on large-scale project-based and asset-based transactions. From 1991 to 1993, Mr. Parker served as vice president and senior credit officer of the Corporate Finance Division for Xerox Credit, Inc., which provided project finance, equipment leasing, high-yield corporate debt, secured loans, and real estate financing to a diverse group of US and international companies, including energy-related companies. From 1989 to 1991, Mr. Parker was a vice president for the Project and Lease Finance Group for Kidder Peabody & Co., where he focused on energy-related transactions. From 1971 to 1989, Mr. Parker served in several roles, including senior credit officer, at Manufacturers Hanover Trust Company and the United States Trust Company of New York. Mr. Parker is a graduate of the Xerox Advanced Management School and the American Management Association's Time Based Accounting series, and he is a member of the Turnaround Management Association and the National Funding Association. Mr. Parker received his MBA from Columbia University, where he received honors ratings for course work in banking and finance, and his Bachelor of Arts degree from Colgate University.

        Ashish Shukla.    From 2002 to 2004, Mr. Shukla served as Director of the Crossroads Group, a restructuring advisory firm, and he also consulted for distressed debt funds relating to investment opportunities in the energy and power sectors. 1999 to 2002, Mr. Shukla served as director and vice president for the Energy Corporate Finance Group of TD Securities, a unit of Toronto Dominion

Bank. While at TD Securities, Mr. Shukla led deal teams to pitch product ideas and to execute, analyze, structure, negotiate, and document transactions. From 1994 to 1999, Mr. Shukla served as assistant vice president and associate of Global Structured Finance for Greenwich Capital and NatWest Markets, where he worked on a number of domestic and international energy financings. In 1993 Mr. Shukla served as a financial analyst for ABB Energy Ventures, Inc. From 1990 to 1992, Mr. Shukla served as project officer in the energy division for Mitsubishi Corporation. Mr. Shukla received his MBA from Tulane University and his Bachelor of Mechanical Engineering from BVM Birla Engineering College in India, where he graduated with first class distinction.

        Thomas R. Smith.    From 1996 to 2003, Mr. Smith served at Public Service Enterprise Group (PSEG) in various senior roles, including corporate executive vice president, member of the executive committee, president of PSEG Fossil, chief operating officer of PSEG Global, and president of PSEG Americas. From 1994 to 1996, Mr. Smith served as senior vice president at International Generating Company (InterGen), a joint venture between Bechtel Corporation and Pacific Gas & Electric (PG&E). From 1987 to 1994, Mr. Smith served as senior vice president of J. Makowski, an independent power company. From 1983 to 1985, Mr. Smith worked as a marketing manager at the General Electric Company. Mr. Smith is a past member of the Executive Advisory Committee of the Edison Electric Institute. Mr. Smith received his MBA from Harvard Business School and his Bachelor of Science in Mechanical Engineering from the University of Cincinnati.

Administration Agreement

        Pursuant to a separate administration agreement, Prospect Street Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Prospect Street Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Street Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Prospect Street Administration's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Prospect Street Administration will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

License Agreement

        We plan to enter into a license agreement with Prospect Street pursuant to which Prospect Street will agree to grant us a nonexclusive, royalty free license to use the name "Prospect Street". Under this agreement, we will have a right to use the Prospect Street name, for so long as Prospect Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the Prospect Street name. This license agreement will remain in effect for so long as the investment advisory agreement with our investment adviser is in effect.

  Indemnification

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations,

Prospect Street Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Street Energy for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Street Administration's services under the administration agreement or otherwise as administrator for Prospect Street Energy.

CERTAIN RELATIONSHIPS

        We have entered into the investment advisory agreement with Prospect Street Capital Management, in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Prospect Street Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of our investment adviser, Prospect Street Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Street Capital Management. However, our investment adviser and other members of Prospect Street intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns."

        In addition, pursuant to the terms of the administration agreement, Prospect Street Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Street Capital Management, our investment adviser, is the sole member of and controls Prospect Street Administration.

        We will not invest in any portfolio company in which Prospect Street or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately prior to this offering			Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage		Shares owned	Percentage
Prospect Street Capital Management, LLC(2)	Record and beneficial			%
All officers and directors as a group ([5] persons)(3)	Record and beneficial	none	0.0%

(1)
Assumes issuance of [    ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' overallotment option.

(2)
The beneficial interest holders of all of the equity interest in Prospect Street Capital Management, LLC are John F. Barry III and M. Grier Eliasek.

(3)
The address for all officers and directors is c/o Prospect Street Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors.

Name of director	Dollar range of equity securities in the company	Aggregate dollar range of equity securities in all registered investment companies overseen by director in family of investment companies
Independent Directors

Interested Directors
John F. Barry III(1)	$1-$10,000	$1-$10,000
M. Grier Eliasek(1)	$1-$10,000	$1-$10,000

(1)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Street Capital Management, by reason of Mr. Barry's position and Mr. Eliasek's position as principals of Prospect Street Capital Management.

Outstanding Securities

        The following table sets forth certain information regarding our authorized shares and shares outstanding as of [April    , 2004].

Title of class	Amount authorized	Amount held by company or for its account	Amount outstanding
Common stock	100,000,000	0	[ ]

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, noncontrol position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, our board of directors will undertake a multistep valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions will then be documented and discussed with our senior management.

  •
  An independent valuation firm engaged by our board of directors will review these preliminary valuations.

  •
  The audit committee of our board of directors will comment on the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

  •
  The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

        The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out' of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in noncertificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[    ] transaction fee plus a [    ] per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at [    ].

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [    ].

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

  •
  a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a RIC

        As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

        If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

      •
      qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

      •
      derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

      •
      diversify our holdings so that at the end of each quarter of the taxable year:

      •
      at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

      •
      no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See "Election to be taxed as a RIC" above.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S.

stockholder's tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain.

In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

        We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Obtain RIC Tax Treatment

        If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 100,000,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to list our common stock quoted on the Nasdaq National Market under the ticker symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

  Common stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred stock

        Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us (1) to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and (2) to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, (1) to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and (2) to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request its present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified board of directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

  Election of directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

  Number of directors; vacancies; removal

        Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance notice provisions for stockholder nominations and stockholder proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of special meetings of stockholders

        Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of extraordinary corporate action; amendment of charter and bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No appraisal rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

  Control share acquisitions

        The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the "Control Share Act"). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

    •
    one-tenth or more but less than one-third,

    •
    one-third or more but less than a majority,

    •
    or a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

    •
    any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

    •
    an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

    •
    80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

    •
    two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

        We are a closed-end, non-diversified investment company that is a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. We intend to focus on energy-related companies and will invest, under normal circumstances, at least 80% of our net asset value in these companies. This 80% investment policy is not fundamental and, as a result, we may change this policy without first obtaining your approval. However, we may not change or modify this policy unless we provide you with at least 60 days' prior notice.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    1.
    does not have any class of securities with respect to which a broker or dealer may extend margin credit;

    2.
    is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

    3.
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance To Portfolio Companies

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital."

Code of Ethics

        We, Prospect Street Capital Management and Prospect Street Administration, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our investment adviser, Prospect Street Capital Management. The Proxy Voting Policies and Procedures of Prospect Street Capital Management are set forth below. (The guidelines are reviewed periodically by Prospect Street Capital Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, "we" "our" and "us" refers to Prospect Street Capital Management).

  Introduction

        As an investment adviser registered under the Investment Advisers Act of 1940, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

  Proxy policies

        These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:

  Elections of directors

        In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

  Appointment of auditors

        We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation.

  Changes in capital structure

        Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company's management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

  Corporate restructurings, mergers and acquisitions

        We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

  Proposals affecting shareholder rights

        We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

  Corporate governance

        We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company.

  Anti-takeover measures

        The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

  Stock splits

        We will generally vote with management on stock split matters.

  Limited liability of directors

        We will generally vote with management on matters that would affect the limited liability of directors.

  Social and corporate responsibility

        The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

  Proxy voting procedures

        We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the Proxy Voting Committee will vote the proxy.

  Proxy voting committee

        We have formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

  Conflicts of interest

        We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy voting

        Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

  Proxy recordkeeping

        We must retain the following documents pertaining to proxy voting:

  •
  copies of our proxy voting polices and procedures;

  •
  copies of all proxy statements;

  •
  records of all votes cast by us;

  •
  copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

  •
  copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

  Proxy voting records

        Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Street Capital Management, LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering, [    ] shares of our common stock will be outstanding, based on the number of shares outstanding on [                , 2004], assuming no exercise of the underwriters' over-allotment option. Of these shares, [            ] shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, other than shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by [    ]. The address of the custodian is: [    ]. [            ] will act as our transfer agent, dividend paying agent and registrar. The principal business address of [    ] is [    ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Prospect Street Energy, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, Prospect Street Energy will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Prospect Street Energy and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

        Subject to the terms and conditions of an underwriting agreement dated                , 2004, the underwriters named below have severally agreed to purchase from us the number of shares of common stock indicated in the following table. Ferris, Baker Watts, Incorporated, is the representative of the underwriters.

Underwriters	Number of Shares
Ferris, Baker Watts, Incorporated

Total

        The underwriters propose to offer our common shares directly to the public at the public offering price set forth on the cover page of this prospectus. Any shares sold by the underwriters to securities dealers will be sold at the public offering price less a selling concession not in excess of $    per share. The underwriters may allow, and these selected dealers may re-allow, a concession of not more than $    per share to other brokers and dealers.

        The underwriting agreement provides that the underwriters' obligations to purchase our common shares are subject to the approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all of the shares of common stock that they have agreed to purchase under the underwriting agreement, other than those covered by the over-allotment option, if they purchase any shares of common stock.

        The representative of the underwriters has advised us that the underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

Directed Share Program

        At our request, the underwriters have allotted            of the common shares being offered by this prospectus for sale, directly or indirectly, to our directors, officers and to employees and members of Prospect Street Capital Management. The sales will be made by Ferris, Baker Watts, Incorporated through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase the shares no later than the close of business on the day following the date of this prospectus and must open an account at Ferris, Baker Watts, Incorporated if they do not already have an account. The shares of common stock issued in connection with the directed share program will be issued as a part of the underwritten public offering. All shares sold pursuant to the directed share program will be restricted from resale for a period of 180 days from the date of this prospectus.

        We will receive the same amount of cash per share from the sale of the shares pursuant to the directed share program as we will receive from the sale of the shares to the general public. Accordingly, the investors in the offering will not experience any additional dilution by virtue of the directed share program.

Underwriting Discount and Expenses

        The following table summarizes the underwriting discount to be paid to the underwriters by us and a financial advisory fee to be paid to Ferris, Baker Watts, Incorporated by us.

	Per Share	Total, without Over-allotment	Total, with Over-allotment
Underwriting discount to be paid to the underwriters by us	$	$	$
Financial advisory fee to be paid to Ferris, Baker Watts, Incorporated by us	$	$	$

        We will pay all expenses of the offering that we incur. We estimate that our total expenses of this offering, excluding the underwriting discount, will be approximately $     million. This estimate does not include the fee of 0.25% of the gross offering proceeds, not to exceed $500,000, that we have agreed to pay Ferris, Baker Watts, Incorporated for financial advisory services in connection with this offering.

Over-allotment Option

        We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus, to purchase up to             additional common shares at the public offering price, less the underwriting discount, set forth on the cover page of this prospectus. The underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the underwriters exercise the option, each underwriter will become obligated, as long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional common shares approximately proportionate to that underwriter's initial commitment as indicated in the above table. We will be obligated, pursuant to the option, to sell these additional common shares to the underwriters to the extent the option is exercised.

Indemnification

        We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

Lockup Agreements

        We have agreed not to offer, sell, contract to sell or otherwise dispose of, or enter into any transaction that is designed to, or could reasonably be expected to, result in the disposition of any of our shares of common stock or other securities convertible into or exchangeable or exercisable for our shares of common stock for a period of 180 days after the date of this prospectus, without the prior written consent of Ferris, Baker Watts, Incorporated. Each of our executive officers, directors and stockholders has agreed not to offer, sell, contract to sell or otherwise dispose of or enter into any transaction that is designed to, or could reasonably be expected to result in the disposition of our shares of common stock for a period of 180 days after the date of this prospectus, other than as a bona fide gift, without the prior written consent of Ferris, Baker Watts, Incorporated. This consent may be given at any time without public notice. With the exception of the underwriters' over-allotment option, there are no present agreements between the underwriters and us or any of our executive officers, directors or shareholders releasing us or them from these lock-up agreements prior to the expiration of the 180-day period.

Stabilization, Short Positions and Penalty Bids

        The underwriters may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of our shares of common stock:

  •
  Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum.

  •
  Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase pursuant to the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing shares in the open market.

        Syndicate covering transactions involve purchases of our shares of common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over- allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

        Penalty bids permit the representative to reclaim a selling concession from a syndicate member when the common shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

        These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our shares of common stock or preventing or retarding a decline in the market price of our shares of common stock. As a result, the price of our shares of common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on The Nasdaq National Market or otherwise and, if commenced, may be discontinued at any time.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our shares of common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Pricing of the Offering

        Prior to this offering, there has been no public market for our shares of common stock. Consequently, the initial public offering price for our shares of common stock has been determined by negotiations between us and the representative of the underwriters. Among the primary factors considered in determining the initial public offering price were:

  •
  prevailing market conditions;

  •
  our capital structure;

  •
  the present stage of our development;

  •
  the valuation multiples of publicly traded companies that the representative believes to be comparable to us; and

  •
  estimates of our business potential and earning prospects.

Quotation of Shares

        We intend to apply to have our shares of common stock quoted on The Nasdaq National Market under the symbol "PSEC."

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for Prospect Street Energy by Shearman & Sterling LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Shearman & Sterling LLP also represents Prospect Street Capital Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT ACCOUNTANTS

        [                        ] are the independent accountants of Prospect Street Energy.

AVAILABLE INFORMATION

        Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained in herein is correct as of any time subsequent to the date hereof.

TABLE OF CONTENTS

Prospectus Summary	1
Fees and Expenses	9
Risk Factors	11
Forward-Looking Statements	25
Use of Proceeds	26
Dividends	27
Capitalization	28
Discussion of Management's Expected Operating Plans	29
Business	31
Management	46
Certain Relationships	59
Control Persons and Principal Stockholders	59
Determination of Net Asset Value	61
Dividend Reinvestment Plan	62
Material U.S. Federal Income Tax Considerations	63
Description of Our Capital Stock	69
Regulation	76
Shares Eligible for Future Sale	81
Custodian, Transfer and Dividend Paying Agent and Registrar	81
Brokerage Allocation and Other Practices	81
Underwriting	82
Legal Matters	85
Independent Accountants	85
Available Information	85

        Until [                      , 2004] (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[        ] Common Shares

PROSPECTUS

Ferris, Baker Watts
Incorporated

[                        ], 2004

PART C—OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

        (1) Financial Statements

        The following statements of Prospect Street Energy Corporation (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

PAGE
Statement of assets and liabilities*

        (2) Exhibits

Exhibit No.	Description
(a)(1)	Articles of Incorporation**
(a)(2)	Articles of Amendment and Restatement*
(b)(1)	Bylaws*
(b)(2)	Amended and Restated Bylaws*
(c)	Not Applicable
(d)	Form of Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not Applicable
(g)	Investment Advisory Agreement between Registrant and Prospect Street Capital Management, LLC*
(h)	Form of Underwriting Agreement *
(i)	Not Applicable
(j)	Custodian Agreement *
(k)(1)	Administration Agreement between Registrant and Prospect Street Administration, LLC*
(k)(2)	Transfer Agency and Service Agreement*
(k)(3)	License Agreement between the Registrant and Prospect Street Capital Management, LLC*
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
(m)	Not Applicable
(n)	Consent of independent accountants for Registrant*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics*

*
To be filed by amendment.

**
Filed herewith.

ITEM 25.    MARKETING ARRANGEMENTS

        The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee		$26,227	(1)
Nasdaq National Market Listing Fee		$100,000	(1)
NASD filing fee		$21,200	(1)
Accounting fees and expenses	$	[ ]	*(1)
Legal fees and expenses	$	[ ]	*(1)
Printing and engraving	$	[ ]	*
Miscellaneous fees and expenses	$	[ ]	*(1)
Total	$	[ ]	*(1)

*
To be provided by amendment.

(1)
These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        Immediately prior to this offering, Prospect Street Capital Management, LLC, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Prospect Street Capital Management's share ownership is expected to represent less than 1% of our common stock outstanding.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

        The following table sets forth the approximate number of record holders of our common stock at [                        ], 2004.

Title of Class	Number of Record Holders
Common stock, $0.001 par value

ITEM 29.    INDEMNIFICATION

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Street Capital Management, LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or [gross] negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Street Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of

Prospect Street Administration, LLC's services under the Administration Agreement or otherwise as administrator for the Company.

        The Underwriters' Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.—), and is incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Prospect Street Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016;

  (2)
  the Transfer Agent, [name and address];

  (3)
  the Custodian, [name and address]; and

  (4)
  the Adviser, Prospect Street Capital Management, LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

ITEM 32.    MANAGEMENT SERVICES

        Not Applicable.

ITEM 33.    UNDERTAKINGS

        1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

        2. The Registrant undertakes that:

          (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of April, 2004.

PROSPECT STREET ENERGY CORPORATION
By:	/s/ JOHN F. BARRY III John F. Barry III Chief Executive Officer and Chairman of the Board of Directors

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 16, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ JOHN F. BARRY III John F. Barry III	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
/s/ M. GRIER ELIASEK M. Grier Eliasek	President, Chief Operating Officer and Director
/s/ MARK N. WITT Mark N. Witt	Chief Financial Officer, Treasurer and Secretary (principal financial and accounting officer)

QuickLinks

PROSPECTUS SUMMARY
RISK FACTORS
FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
DIVIDENDS
CAPITALIZATION
DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS
BUSINESS
MANAGEMENT
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR CAPITAL STOCK
REGULATION
SHARES ELIGIBLE FOR FUTURE SALE
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
UNDERWRITING
LEGAL MATTERS
INDEPENDENT ACCOUNTANTS
AVAILABLE INFORMATION
PART C—OTHER INFORMATION
SIGNATURES